GOLDMAN SACHS ETF TRUST

Goldman Sachs Nasdaq-100 Core Premium Income ETF and

Goldman Sachs S&P 500 Core Premium Income ETF

(each a “Fund,” and together, the “Funds”)

Supplement dated March 10, 2025, to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2024, as supplemented to date

Effective immediately, William Helm will no longer serve as a portfolio manager for each Fund. In addition, effective immediately, Aron Kershner and John Sienkiewicz will begin serving as portfolio managers for each Fund.

Raj Garigipati will continue to serve as portfolio manager for each Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Helm in the Summary Prospectuses, Prospectus and SAI are deleted in their entirety.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Nasdaq-100 Core Premium Income ETF—Summary—Portfolio Management” and the “Portfolio Managers” subsection of the “Goldman Sachs S&P 500 Core Premium Income ETF—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of each Summary Prospectus:

Portfolio Managers: Raj Garigipati, Managing Director, has managed the Fund since October 2023; Aron Kershner, Managing Director, and John Sienkiewicz, Managing Director, have each managed the Fund since March 2025.

The following rows are added to the table under the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Years Primarily Responsible	Five Year Employment History
Aron Kershner Managing Director	Since 2025	Mr. Kershner joined the Investment Adviser in 2005. He is co-head of portfolio management within the Quantitative Equity Solutions team.
John Sienkiewicz Managing Director	Since 2025	Mr. Sienkiewicz joined the Investment Adviser in 2009. He is co-head of portfolio management within the Quantitative Equity Solutions team.

This Supplement should be retained with your Summary Prospectuses, Prospectus and SAI for future reference.

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